UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 6, 2024

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

We lease our headquarters in in Redwood City, California pursuant to a lease agreement with HCP LS Redwood City, LLC (the “Landlord”) dated July 30, 2010, as amended by the First Amendment to Lease dated September 30, 2011, the Second Amendment to Lease dated March 4, 2016 and the Third Amendment to Lease dated April 1, 2019 (the “Lease”). The Lease has a rental commencement date of December 1, 2011 and, prior to the amendment described below, expires on November 30, 2024. The Lease is for one building containing approximately 19,600 square feet located at 400 Chesapeake Drive, Redwood City, California 94063 (the “400 Building”). The Lease previously included another building containing 24,600 square feet located at 600 Chesapeake Drive, Redwood City, California 94063 (the “600 Building”). The Lease with respect to the 600 Building was terminated on November 30, 2019.

On March 6, 2024, we entered into the Fourth Amendment to Lease with the Landlord (the “Fourth Amendment”), which amended the Lease to extend the lease term with respect to the 400 Building for a period of one year. As amended by the Fourth Amendment, the Lease will expire on November 30, 2025. Under the terms of the Fourth Amendment, during the extended term we are obligated to pay $1,272,432 in annual base rent, payable in equal monthly installments, through November 30, 2025.

The foregoing description of the Fourth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to Lease Agreement dated March 6, 2024 by and between the registrant and HCP LS Redwood City, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: March 12, 2024	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
Chief Executive Officer